As filed with the Securities and Exchange Commission on November 3, 1998




               		SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549


                            FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 1998


                     		   MERRY LAND LLC
   (Successor by merger to Merry Land & Investment Company, Inc., a Georgia corporation. Exact Name of Registrant as Specified in Charter)



GEORGIA                     001-11081                       58-2419946
(State or other       (Commission File Number)  (IRS  Employer Identification
Jurisdiction of								                                        No.)
Incorporation)

            TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS 60606
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300



                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     (a) On October 19, 1998, Merry Land & Investment Company, Inc., a Georgia corporation ("Merry Land") merged into Merry Land LLC, a Georgia limited liability company ("Merry Land LLC"), see Item 2 below. On October 22, 1998, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), contributed its 99% membership interest in Merry Land LLC to ERP Operating Limited Partnership, an Illinois limited partnership ("ERP") in exchange for units of limited partnership interest in ERP.

     (b)  none.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On October 19, 1998, Merry Land's multifamily property business was merged into Merry Land LLC. In the merger, Merry Land LLC acquired all of Merry Land's assets and liabilities. On October 19, 1998, Merry Land's assets included 118 apartment properties. In the merger, shareholders of Merry Land received shares of Merry Land Merger Subsidiary, Inc., a Maryland corporation ("Merger Sub"), on a one for one basis. Thereafter, Merger Sub merged with and into EQR. By virtue of the merger transactions, Merry Land LLC became a subsidiary of EQR.

ITEM 7.   FINANCIAL  INFORMATION,  PRO  FORMA   FINANCIAL  INFORMATION  AND
EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Incorporated  by  reference  to  EQR's  Proxy   Statement   dated
          September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File 333-61449).

     (B)  PRO FORMA FINANCIAL INFORMATION

          Incorporated by reference to EQR's Proxy Statement dated September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File 333-61449).

     (C)  EXHIBITS

          Agreement and Plan of Merger, dated July 8, 1998, by and between Equity Residential Properties Trust and Merry Land & Investment Company, Inc., as amended by the First Amendment to Agreement and Plan of Merger dated September 4, 1998 (incorporated by reference to Appendix A of EQR's Proxy Statement dated September 14, 1998 relating to the Special Meeting of Shareholders of EQR held on October 15, 1998, which was part of EQR's registration statement on Form S-4/A (SEC File No. 333-61449)).

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MERRY LAND LLC

By:  ERP OPERATING LIMITED
     PARTNERSHIP,  its member-manager

By:  EQUITY RESIDENTIAL PROPERTIES
     TRUST, its general partner


By:  /S/ MICHAEL J. MCHUGH
     Michael J. McHugh, Executive Vice President, Chief Accounting Officer and Treasurer


     Dated: November 3, 1998